Exhibit 10.1
EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of August 13, 2015, by and among ALTRA INDUSTRIAL MOTION CORP., a Delaware corporation (the “Company”), the Designated Borrower as of the date hereof (together with the Company, collectively, the “Borrowers”), the Subsidiary Guarantors as of the date hereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and Lenders constituting Required Lenders as of the date hereof.

WHEREAS, the Borrowers are party to that certain Amended and Restated Credit Agreement, dated as of December 6, 2013 (as the same may be amended and in effect from time to time, the “Credit Agreement”), among the Borrowers, the Lenders from time to time party thereto and the Administrative Agent; and

WHEREAS, the Borrowers have requested that each of the Lenders agree, and Lenders constituting Required Lenders under the terms of the Credit Agreement have agreed, on the terms and subject to the conditions set forth herein, to make certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Definitions; Loan Document. Capitalized terms used in this First Amendment without definition shall have the meaning assigned to such terms in the Credit Agreement. This First Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.    Amendments to Section 1.01 (Defined Terms) of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:
a.    The definition of “Change in Control” is hereby amended and restated in its entirety to read as follows:
““Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than thirty-five percent (35%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated, approved, or appointed by the board of directors of the Company nor (ii) nominated, approved or appointed by directors so nominated, approved, or appointed; or (c) the acquisition of Control of the Company by any Person or group.”

3.    No Waiver. Except as a result of the amendments set forth in Paragraph 2 of this First Amendment, nothing contained in this First Amendment shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or to otherwise modify any provision of the Credit Agreement or any other Loan Document, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.
4.    Conditions to Effectiveness. This First Amendment shall become effective on the date upon which the Administrative Agent (or its counsel) receives from each of the Borrowers and each of the Lenders constituting Required Lenders (i) a counterpart of this First Amendment, signed on behalf of such Person, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this First Amendment) that such Person has signed a counterpart of this First Amendment.
5.    Legal Fees. The Company shall promptly pay, upon receiving an invoice therefor, all fees, charges and disbursements of Goulston & Storrs, PC, counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) incurred in connection with this First Amendment.
6.    Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:
(a)    The execution, delivery and performance of this First Amendment and the transactions contemplated hereby (i) are within each Borrower’s corporate powers, (ii) have been duly authorized by all necessary corporate and, if required, stockholder action, (iii) been duly executed and delivered by each Borrower, (iv) do not and will not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, (v) do not and will not violate any applicable law, rule or regulation of any Governmental Authority or any Organization Document of any Borrower, and (vi) do not and will not conflict with or result in any material breach or contravention of, or the creation of any material Lien under, or require any material payment to be made under (A) any material Contractual Obligation to which any Borrower is a party or affecting any Borrower or the properties of any Borrower or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Borrower or the properties of any Borrower or any of its Subsidiaries is subject.
(b)    This First Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)    The representations and warranties made by the Borrowers in the Loan Documents are true and correct in all material respects (or in all respects if the applicable

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representation or warranty is already qualified by concepts of materiality) on and as of the date hereof, as though made on the date hereof.
(d)    After giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.
7.    Ratification, etc. Except as expressly amended by this First Amendment, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.
8.    Reaffirmation of Guarantee. (a) Each Domestic Borrower hereby reaffirms its guarantee contained in Article X of the Credit Agreement of the payment when and as due of the Secured Obligations of each other Loan Party, and acknowledges and agrees that such guarantee is and shall remain in full force and effect after giving effect to this First Amendment. (b) In addition, each Subsidiary Guarantor hereby reaffirms hereby reaffirms its guarantee contained in the Guarantee Agreement of the payment when and as due of all the Obligations and other obligations as provided in the Guarantee Agreement, and acknowledges and agrees that such guarantee is and shall remain in full force and effect after giving effect to this First Amendment.
9.    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
10.    Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Credit Agreement as a sealed instrument as of the date first set forth above.

BORROWERS:
ALTRA INDUSTRIAL MOTION CORP.

By:	/s/ Todd Patriacca
Name:	Todd Patriacca
Title	Vice President Finance, Corporate
Controller and Treasurer

ALTRA INDUSTRIAL MOTION
NETHERLANDS B.V.

By:	/s/ Carl Richard Christenson
Name:	Carl Richard Christenson
Title:	Director B

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

SUBSIDIARY GUARANTORS:

WARNER ELECTRIC INTERNATIONAL HOLDING, INC
BOSTON GEAR LLC
BAUER GEAR MOTOR LLC
WARNER ELECTRIC TECHNOLOGY LLC
INERTIA DYNAMICS, LLC
WARNER ELECTRIC LLC
AMERIDRIVES INTERNATIONAL, LLC
KILIAN MANUFACTURING CORPORATION
FORMSPRAG LLC
NUTTALL GEAR L L C
TB WOOD’S CORPORATION
TB WOOD’S INCORPORATED

By:	/s/ Todd Patriacca
Name:	Todd Patriacca
Title	Treasurer

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender, the Swingline Lender and the Issuing Bank

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title	Credit Executive

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

Citibank, N.A.,
as a Lender

By:	/s/ Marina E. Grossi
Name:	Marina E. Grossi
Title	Senior Vice President

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

EASTERN BANK,
as a Lender

By:	/s/ Daniel C. Field
Name:	Daniel C. Field
Title	Senior Vice President

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

FIFTH THIRD BANK,
as a Lender

By:	/s/ Colin Murphy
Name:	Colin Murphy
Title	Director

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brian P. Fox
Name:	Brian P. Fox
Title	Vice President

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

PEOPLE'S UNITED BANK, N.A.,
Formerly People's United Bank,
as a Lender

By:	/s/ Robert Hazard
Name:	Robert Hazard
Title	Senior Vice President

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

TD BANK, N.A.,
as a Lender

By:	/s/ Alan Garson
Name:	Alan Garson
Title	Senior Vice President

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

US BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Irey
Name:	Mark Irey
Title	Vice President

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)

Webster Bank, N.A.,
as a Lender

By:	/s/ Raymond C. Hoefling
Name:	Raymond C. Hoefling
Title	Senior Vice President

Signature Pages to First Amendment to Credit Agreement (JPM/Altra Industrial Motion)